UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
- -------------------------

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934


June 24, 2005
(Date of earliest event reported)


Apex Capital Group, INc.
(Exact Name of Registrant as Specified in Charter)


   Nevada	               000-27001         33-0843633
  (State or                    (Commission      (IRS Employer
  Other Jurisdiction      	File No.)     Identification No.)
  of Incorporation)

829 Francis Drive, Palm STrpings, CA 92262
(Address of Principal Executive Offices)

(760) 322-9277
(Registrants telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously
satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A 2 below)

Written communications pursuant to Rule 425 under the Securities
     Act (17 CFR 230 425)

Soliciting material pursuant to Rule 14a-12 under the Exchange
      Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



Item 4 01 Changes in Registrants Certifying Accountant

Effective June, 2005, the registrant's certifying accountants David M. Winings resigned. Their report on the financial statements as of and for December 31, 2004, contained no adverse opinion or disclaimer of opinion was not modified as to uncertainty audit scope, or accounting principles. There were no disagreements with them on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

Effective June 24, 2005, the registrant engaged Child Sullivan & Co. 4764 South 900 East, Salt Lake City, UT 84117 as their auditor.


Item 9.01  Financial Statements and Exhibits

(c )  Exhibits

	99.1	Letter to David Winings







SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

		Apex Capital Group, Inc.



		By:
		Name:	Dempsey K. Mork
		Title:  	President



Date: September 8, 2005


Exhibit 99.1

September 8, 2005

David M. Winings, C.P.A.
Palm Desert, CA 92211

Gentlemen:

Enclosed is a copy of the amended disclosure we filed today with the Securities and Exchange Commission regarding your resignation as our certifying accountant. As described in Item 304(a)(3) of Regulation S-B, please furnish a letter addressed to the SEC stating whether you agree with the statements made by us in our disclosure and if not stating the respects in which you do not agree.

					Very truly yours



					Dempsey K. Mork, President